UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                           CURRENT REPORT
  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  March 22, 2005


                        HORIZON FINANCIAL CORP.
          (Exact name of registrant as specified in its charter)

        Washington               0-27062                     91-1695422
(State or other jurisdic-      (Commission                  (IRS Employer
 tion of incorporation)        File Number)             Identification No.)



1500 Cornwall Avenue, Bellingham, Washington                     98225
  (Address of principal executive offices)                     (Zip Code)

  Registrant's telephone number (including area code):  (360) 733-3050


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events
----------------------

     Horizon Financial Corp. (the "Company") announced on March 22, 2005 that the Company's Board of Directors declared a quarterly cash dividend of $0.135 per share on the Company's outstanding shares of common stock. Shareholders of record at the close of business on April 12, 2005 will be entitled to receive the cash dividend. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

     (c)   Exhibits

     99.1  Press Release of Horizon Financial Corp. dated March 22, 2005.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       HORIZON FINANCIAL CORP.



Date:  March 24, 2005                  By: /s/V.Lawrence Evans
                                           --------------------------------
                                     V. Lawrence Evans
                                           President and Chief Executive
                                           Officer


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                                 Exhibit 99.1

Horizon Financial Corp. Declares 70th Consecutive
Quarterly Cash Dividend



Schedules Year-End Fiscal 2005 Conference Call

BELLINGHAM, Wash.--March 22, 2005--Horizon Financial Corp.(Nasdaq:HRZB-News) announced today that its Board of Directors has declared its quarterly cash dividend of $0.135 per share. The cash dividend will be paid on May 2, to shareholders of record on April 12, 2005. This payment marks the company's 70th consecutive cash dividend.

Horizon also announced the dial-in information for the company's upcoming earnings conference call with management. The holding company for Northwestern Washington-based Horizon Bank expects to report fourth quarter and fiscal year 2005 results before the market opens on April 28, 2005.

Management will host a conference call to discuss results at 1:30 pm PDT (4:30 pm EDT) on that Thursday. The live call can be accessed by dialing (303) 262-2211. The replay, which will be available shortly after the call for three weeks, can be heard at (303) 590-3000, using access code 11026706#. Those planning on participating in the live call are asked to RSVP with their complete contact information to info@stockvalues.com at least 24 hours prior to the call.

Horizon Financial Corp. is a $933 million, state-chartered bank holding company headquartered in Bellingham, Washington. The Corporation's primary subsidiary, Horizon Bank, operates 17 full-service offices, three commercial loan centers and three real estate loan centers throughout Whatcom, Skagit and Snohomish Counties.

-------------------
Contact:
     Horizon Financial Corp.
     V. Lawrence Evans
     Dennis Joines
     Rich Jacobson
     360-733-3050
     or
     The Cereghino Group
     Corporate Investor Relations, 206-762-0993
     www.stockvalues.com
     -------------------




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